SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                  MAY 20, 1999

                                  ABATIX CORP.
             (Exact name of registrant as specified in its charter)

     State of Delaware          1-10184                    75-1908110
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

8311 Eastpoint Drive, Suite 400, Dallas, Texas                     75227
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (214) 381-1146

                           ABATIX ENVIRONMENTAL CORP.
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS

At the annual stockholders' meeting on May 20, 1999, the stockholders approved the change of the name of the Company from Abatix Environmental Corp. to Abatix Corp. On May 26, 1999, a Certificate of Amendment of Certificate of Incorporation was filed with the State of Delaware to affect this name change.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     (1)(a) Form of Underwriting Agreement (filed as Exhibit (1)(a) to the Registration Statement on Form S-18, filed February 9, 1989).

     (1)(b) Form of Selected Dealer Agreement (filed as Exhibit (1)(b) to the Registration Statement on Form S-18, filed January 11, 1989).

     (1)(c) Warrant Solicitation Agent and Exercise Fee Agreement (filed as Exhibit (l)(c) to the Report on Form 10-K for the year ended December 31,
     1989).

     (2)(a) Agreement of Merger (filed as Exhibit (2) to the Registration Statement on Form S-18, filed January 11, 1989).

     (2)(b) Asset Purchase Agreement (filed as Exhibit (2)(b) to the Report on Form 8-K, filed October 19, 1992).

     (2)(c) Asset Purchase Agreement for Keliher Hardware Company (filed as Exhibit (2)(c) to the Report on Form 10-K for the year ended December 31,
     1998).

     (3)(a)(4) Certificate of Amendment of Certificate of Incorporation. *

     (4)(a) Specimen Certificate of Common Stock (filed as Exhibit (4)(a) to the Registration Statement on Form S-18, filed January 8, 1989).

     (4)(b) Specimen of Redeemable Common Stock Purchase Warrant (filed as Exhibit (4)(b) to the Registration Statement on Form S-18, filed February 9, 1989).

     (4)(c) Form of Warrant to be sold to Culverwell & Co., Inc. (filed as Exhibit (4)(c) to the Registration Statement on Form S-18, filed February 9, 1989).

     (4)(d) Warrant Agency Agreement between the Registrant and North American Transfer Company (filed as Exhibit (4)(d) to the Registration Statement on Form S-18, filed February 9, 1989).

     * Filed herewith as part of the Company's electronic filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ABATIX CORP.

Date: June 15, 1999              By: /s/ FRANK J. CINATL
                               Name: Frank J. Cinatl
                              Title: Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)